EXHIBIT 32.1


                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly
Report on Form 10-QSB for the quarterly period ended March 31, 2004 (the "Report") by Kiwa Bio-tech Products Group Corporation (the "Registrant"), the undersigned hereby certifies that:

1.   to  the  best  of  my  knowledge,   the  Report  fully  complies  with  the
     requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                           /s/ WEI LI
Date:  NOVEMBER 22, 2004              By:  ----------------------------
                                           Wei Li
                                           Chief Executive Officer



                                           /s/ LIAN-JUN LUO
Date:  NOVEMBER 22, 2004              By:  ----------------------------
                                           Lian-jun Luo
                                           Chief Financial Officer